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EXHIBIT 10.2

                                    EXHIBIT A

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.


                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (this "AGREEMENT") is entered into and effective as of ___________, 2004 (the "EFFECTIVE DATE"), by and between MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and [__________________]("WARRANTHOLDER").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

         1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the adequacy of which is hereby acknowledged, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "WARRANT") to subscribe for and purchase from the Company a number of shares (the "SHARES") of the Company's common stock, $0.001 par value (the "COMMON STOCK") equal to [_________________________________] [(__________)] Shares of the Common Stock at
a purchase price of [_______________] [(_____)] per Share (the "EXERCISE Price"). This Warrant is being issued pursuant to the Securities Purchase Agreement dated ______________, 2004, by and between the Company and the Warrantholder (the "Purchase Agreement"). Notwithstanding anything to the contrary in this Agreement, the rights under this Warrant are subject to the limitations stated in the Purchase Agreement.

         2. EXPIRATION. The Warrant shall expire and cease to be exercisable at 5:00 p.m. Pacific time on _________ __, 2009 (the "Expiration Date").(1)

         3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF SHARES.

                  3.1 GENERAL. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Shares purchased under

-------------
(1) The last business day before the fifth anniversary of the applicable Closing Date.



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this Warrant shall be and are deemed to be issued to the Warrantholder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, together with the completed and executed Notice of Exercise in the form attached as APPENDIX A delivered and payment made for such Shares. Certificates for the Shares so purchased, together with any other securities or property to which the Warrantholder hereof is entitled upon such exercise, shall be delivered to the Warrantholder hereof by the Company at the Company's expense within thirty (30) days after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Warrantholder hereof within thirty (30) days. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Warrantholder hereof and shall be registered in the name of such Warrantholder. Notwithstanding anything to the contrary set forth above, each exercise of the Warrant shall cover at least the lesser of (i) 30,000 Shares (as adjusted for stock splits, stock dividends, combinations and the like), or (ii) the total number of Shares then subject to the Warrant.

                  3.2 NET ISSUE EXERCISE.

                           (a) SECTION 3.2(b) shall not apply and shall have no
force or effect if, in accordance with the terms of the Purchase Agreement, the Shares issuable upon exercise of this Warrant have been registered for resale under the Securities Act of 1933, as amended, on a registration statement on Form SB-2, or another appropriate form.

                           (b) Notwithstanding any provisions herein to the
contrary (other than SECTION 3.2(a)), if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrantholder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Warrantholder a number of Shares computed using the following formula:

                                X =    Y (A-B)
                                       -------
                                          A

Where X = the number of shares of Common Stock to be issued to the Warrantholder

                                    Y = the number of Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                                    A = the fair market value of one share of the Common Stock (at the date of such calculation)

                                    B = Exercise Price (as adjusted to the date of such calculation)

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For purposes of the above calculation, fair market value of one share of Common
Stock shall be the volume weighted average price of the Common Stock from the hours of 9:30 a.m. to 4:00 p.m. on the OTC Bulletin Board as reported by Bloomberg Financial for the five (5) trading days immediately preceding the date of exercise for which there are reported transactions in the Common Stock.

         4. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

         5. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the purchase of the Shares as provided in this Agreement.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

                  6.1 MERGER AND SALE OF ASSETS. If at any time there shall be
(i) a reorganization of the shares of the Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, whether for stock, cash, or other consideration, lawful provision shall be made so that Warrantholder shall thereafter be entitled to receive upon exercise of its Warrants the number of shares of Common Stock or other securities of the successor corporation resulting from such merger or consolidation to which Warrantholder would have been entitled if the Warrants had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of Warrantholder after such reorganization, merger, consolidation or sale so that the provisions of this Agreement (including adjustments of the Exercise Price and the number of Shares issuable pursuant to the terms and conditions of this Agreement) shall be applicable after such event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrants.

                  6.2 RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrantholder exercised its rights with respect to all of the shares then represented by this Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

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                  6.3 SUBDIVISION OR COMBINATION OF SHARES. If the Company at
any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                  6.4 STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in the Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock) and (ii) the denominator of which shall be the total number of all shares of the Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  6.5 UNAVAILABILITY OF REGISTRATION STATEMENT. The Exercise Price shall adjust as set forth in Section 3.01(a)(iii) of the Purchase Agreement.

         7. TRANSFERABILITY OF WARRANT.

                  7.1 WARRANT TRANSFERABLE. This Warrant is transferable on the books of the Company at its principal office by the Warrantholder upon surrender of this Warrant properly endorsed, subject to compliance with SECTION 7.2 and applicable federal and state securities laws. The Company shall issue and deliver to the transferee a new Warrant representing the Warrant so transferred. Upon any partial transfer, the Company will issue and deliver to Warrantholder a new Warrant with respect to the Warrant not so transferred.

                  7.2 CONDITIONS OF TRANSFER. It shall be a condition to any transfer of this Warrant that at the time of such transfer, the transferee shall provide the Company with a representation in writing that the transferee is acquiring this Warrant and the Shares to be issued upon exercise for investment purposes only and not with a view to any sale or distribution. As a further condition to any transfer of this Warrant or any or all of the Shares issuable upon exercise of this Warrant, other than a transfer registered under the Act, the Company may request a legal opinion, in form and substance satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the registration and prospectus delivery requirements of the Act.

         8. RESTRICTED SHARES/LEGEND. Warrantholder understands that the Shares issuable upon the exercise of the Warrant under this Agreement shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and shall bear a legend in the form substantially as follows:

                                       4


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         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

         9. MISCELLANEOUS.

                  9.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles, and the federal law of the United States of America. The Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court, in each case located in San Diego, California in connection with any action or proceeding arising out of, or relating to, this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  9.2 ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersede all prior and contemporaneous agreements. This Agreement represents the Warrant required to be delivered pursuant to the Purchase Agreement. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by the Company and the Warrantholder.

                  9.3 ASSIGNMENT. This Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

                  9.4 NOTICES, ETC. All notices, requests, demands or other communications that are required or permitted under this Agreement shall be given in accordance with SECTION 5.01 of the Purchase Agreement, and shall be deemed received as set forth therein.

                  9.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

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                  9.6 TIME IS OF THE ESSENCE. Time is absolutely of the essence in construing each provision of this Agreement.

                  9.7 INTERPRETATION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

                  9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                                  MICROISLET, INC.,
                                                  a Nevada corporation


                                                  By:
                                                       -----------------------
                                                       John F. Steel IV,
                                                       Chief Executive Officer


Acknowledged and Agreed To:


-----------------------------------------------------
Print Name:
           ------------------------------------------
Title, if Applicable:
                     --------------------------------


                            [WARRANT SIGNATURE PAGE]

                                       7


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                                   Appendix A
                                   ----------

                               Notice of Exercise
                               ------------------


To:      Chief Financial Officer
         MicroIslet, Inc.

Ladies and Gentlemen:

The undersigned hereby elects to purchase ___________ Shares of MicroIslet, Inc. pursuant to the terms of the attached Warrant Agreement dated ___________, 2004 (the "Agreement") at the Exercise Price (as defined in the Agreement).

Pursuant to the terms of the Agreement the undersigned has (check one that applies):

         |_| Delivered the aggregate Exercise Price herewith in full in cash or by certified check or wire transfer; or

         |_| Elected to Net Issue Exercise as described in Section 3.2 of the Agreement.


                                      WARRANTHOLDER


                                      ------------------------------------------
                                      Signature

                                      Name:
                                            ------------------------------------

                                      Title:
                                             -----------------------------------

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